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                                                                     EXHIBIT 1.1

                              COMERICA INCORPORATED


                             UNDERWRITING AGREEMENT

Dated the date set forth
 in Schedule I hereto

Citigroup Global Markets Inc.
As representative of the several Underwriters
         c/o Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10013

Ladies and Gentlemen:

         Comerica Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell to you and the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representative, the principal amount of its debt securities identified in Schedule I hereto (the "Securities") to be issued under the indenture (the "Indenture") identified in such Schedule I, between the Company and the trustee (the "Trustee") identified therein and having the terms set forth therein. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Citigroup" shall each be deemed to refer to such firm or firms.

         1. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to each Underwriter that:

         (a) A registration statement in respect of the Securities (the file number of which is set forth on Schedule I hereto) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Securities Act in the form heretofore delivered or to be delivered to Citigroup, and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"); if any post-effective amendment to such registration statement has been filed with the Commission prior to the date of this Agreement, the most recent such amendment has been declared effective by the Commission. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, as amended at the Effective Time, including all material incorporated by reference therein; "Prospectus" means the form of prospectus relating to the Securities, as first filed pursuant to Rule 424 ("Rule 424") under the

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Securities Act, as such form of prospectus may be supplemented to reflect the terms of the Securities and the terms of offering thereof; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

         (b) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to amendments or supplements filed or made during the prospectus delivery period; and provided further, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Citigroup expressly for use in the Prospectus.

         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations or the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or in any amendments or supplements thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations or the Exchange Act and the rules and regulations of the Commission thereunder, as applicable, and the Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Securities is required to be delivered in connection with sales of such Securities (such period being hereinafter sometimes referred to as the "prospectus delivery period").

         (d) The nationally recognized firms of independent public accountants whose reports appear in the Company's most recent Annual Report on Form 10-K, which is incorporated by

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reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (e) The consolidated financial statements of the Company included or incorporated by reference in the Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in stockholders' equity and cash flows of the Company and its subsidiaries, as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated therein or in the notes thereto.

         (f) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material adverse change in the consolidated stockholders' equity or long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

         (g) The Indenture has been duly authorized, and when duly executed and delivered by the proper officers of the Company (if not so executed and delivered prior to the date of this Agreement), will (assuming due execution and delivery by the Trustee) constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Securities have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms, and the Securities, when issued and delivered, will conform, to the description thereof contained in the Prospectus.

         (h) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any

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material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties, except for any such conflicts, defaults or violations of any such liens, charges or encumbrances as would not individually or in the aggregate have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole. Except as required by the Securities Act and by applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or the Indenture.

         (i) The Company and each of its subsidiaries which is a "significant subsidiary" as defined in Regulation S-X promulgated by the Commission (each, a "Significant Subsidiary") have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification and in which the failure to qualify would, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole. Each of the Company and its Significant Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business as described in the Prospectus.

         (j) All of the outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and non-assessable. Except as may be disclosed in the Registration Statement and the Prospectus, all outstanding shares of capital stock of the Company's Significant Subsidiaries (other than directors' qualifying shares, if any) are owned by the Company, directly or indirectly through subsidiaries, free and clear of any lien, pledge or encumbrance or any claim of any third party and are duly authorized, validly issued and outstanding, fully paid and non-assessable (except as provided in 12 U.S.C. Section 55 or any comparable provision of applicable state law).

         (k) Except as described in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or their respective properties which might reasonably be expected to have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which are required to be disclosed in the Registration Statement and the Prospectus.

         (l) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

         (m) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the deposit accounts of each of the Company's domestic bank subsidiaries are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Company's knowledge, threatened; and neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the Board of Governors of the Federal Reserve System or any other federal or state authority or agency charged with the supervision or insurance of depositary institutions or their holding companies.

         (n) This Agreement has been duly authorized, validly executed and delivered by the Company.

         (o) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

         (p) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

         (q) The conditions for use of Form S-3 by the Company, as set forth in the General Instructions thereto, have been satisfied.

         2. SALE AND PURCHASE OF THE SECURITIES.

         The Company agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto. The obligations of the Underwriters under this Agreement are several and not joint.

         3. DELIVERY AND PAYMENT.

         Delivery by the Company of the Securities to Citigroup for the respective accounts of the several Underwriters and payment by the Underwriters of the purchase price therefor by wire transfer of immediately available (federal) funds to an account specified by the Company shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between Citigroup and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities will be made to Citigroup for the respective accounts of the several Underwriters by causing The Depository Trust Company to

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credit the Securities to the account of Citigroup at The Depository Trust
Company, unless Citigroup shall otherwise instruct. The Company agrees to have the Securities available for inspection by Citigroup at such place as is designated by Citigroup, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

         The Securities will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company or its designated custodian. The Company will cause the certificates representing the Securities to be made available to Citigroup for inspection not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date at such place as is designated by Citigroup. The Securities shall be registered in such names and in such denominations as Citigroup shall request in writing not less than two full business days prior to the Closing Date.

         4. OFFERING BY UNDERWRITERS.

         Upon authorization by Citigroup of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         5. AGREEMENTS.

         The Company agrees:

         (a) To prepare the Prospectus as amended and supplemented in relation to the Securities in a form approved by Citigroup and to file such Prospectus with the Commission pursuant to Rule 424 within the time prescribed therein; to advise Citigroup promptly of any such filing pursuant to Rule 424; after the Closing Date and during the prospectus delivery period, prior to the filing with the Commission of any amendment or supplement to the Registration Statement or Prospectus, to furnish Citigroup and counsel to the Underwriters with copies thereof and not to file any such document to which Citigroup shall reasonably object after having been given reasonable notice of the proposed filing thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the prospectus delivery period; and during such same period to advise Citigroup, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of

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the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify Citigroup and upon the request of Citigroup to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as Citigroup may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of such Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of Citigroup but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as Citigroup may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

         (c) The Company will deliver to Citigroup, without charge, (i) signed copies of the Registration Statement relating to the Securities and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the Closing Date (excluding exhibits) as Citigroup may reasonably request;

         (d) During the prospectus delivery period, the Company will deliver, without charge to Citigroup and to Underwriters and dealers, at such office or offices in New York City as Citigroup may designate, and initially prior to 10:00 a.m. on the business day next succeeding the date of this Agreement, as many copies of the Prospectus as then amended or supplemented as Citigroup may reasonably request;

         (e) The Company will make generally available to its security holders and to Citigroup as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the Effective Date (or, if later, the date of the Company's most recent annual report on Form 10-K which is incorporated by reference in the Prospectus), which will satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

         (f) The Company will furnish such information, execute such instruments and take such actions as may be required to qualify the Securities for offering and sale under the laws of such jurisdictions as Citigroup may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject;



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         (g) So long as any Securities are outstanding, the Company will furnish or cause to be furnished to Citigroup, unless available on EDGAR, copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission and such other documents, reports and information as shall be furnished by the Company to the holders of the Securities;

         (h) For a period beginning at the time of execution of this Agreement and ending on the Closing Date, without the prior consent of Citigroup, the Company will not offer, sell, contract to sell or otherwise issue any debt securities of the Company having a maturity of greater than one year; and

         (i) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus.

         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS.

         The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to Citigroup or to Mayer, Brown, Rowe & Maw ("Underwriters' Counsel") pursuant to this Section 6, to the performance by the Company of its respective obligations hereunder and to the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement.

         (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, or suspending the qualification of the Indenture, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Citigroup.

         (c) The Company shall have furnished to Citigroup the opinion of Mark
W. Yonkman, Esq., the Company's Senior Vice President, Assistant Secretary and General Counsel - Investment Bank and Corporate Finance, dated the Closing Date, to the effect that:

                  (i) The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Prospectus.

                  (ii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (iii) The Indenture has been duly authorized, validly executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and (assuming due

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execution and delivery thereof by the Trustee) constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and the Securities have been duly authorized, validly executed, issued and delivered and (assuming due authentication thereof by the Trustee) constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to the effects of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith.

                  (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement and the Indenture, except for such consents, approvals, authorizations or orders as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                  (v) Such counsel does not know of any contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  (vi) This Agreement has been duly authorized, validly executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Indenture by the Company will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or is bound or to which any of their respective properties are subject, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, which would have a material adverse effect on the business, financial condition, results of operations or prospects of Company and its subsidiaries taken as a whole.

                  (vii) The Registration Statement has become effective under the Securities Act, any required filing of the Prospectus and any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                  (viii) The Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Form T-1 of the Trustee under the Trust Indenture Act included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus (other than the financial statements or other financial or statistical data included or incorporated by reference therein, as to which no opinion need be expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder.

                  (ix) Each of the Company's subsidiaries which is a Significant Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and each Significant Subsidiary is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it require such qualification and where the failure to so qualify would, either individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

                  (x) All of the outstanding shares of capital stock of each of the Company's Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable (except as provided by 12 U.S.C.
Section 55 or any comparable provision of applicable state law) and, except for directors' qualifying shares, are owned of record and, to the best knowledge of such counsel, beneficially by the Company or a subsidiary of the Company free and clear, to the best of such counsel's knowledge, of any claims, liens, encumbrances or security interests.

                  (xi) Such counsel does not know of any legal or governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (xii) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the deposit accounts of each of the Company's domestic bank subsidiaries which is a Significant Subsidiary are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of such counsel's knowledge, threatened.

                  (xiii) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

         Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus
(except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or
(ii) the Prospectus as of its date and as of the Closing Date contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Form T-1 included or incorporated by reference therein). In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, upon certificates or affidavits of officers of the Company, the Trustee and public officials.

         (d) Citigroup shall have received from Underwriters' Counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as Citigroup may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to Citigroup a certificate of its Chief Executive Officer, its President or any Executive Vice President and its Chief Financial Officer or Treasurer, dated as of the Closing Date, to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (ii) To the best of their knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                  (iii) In their opinion, (x) the Registration Statement, as of its effective date, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

         (f) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of Citigroup, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

         (g) Citigroup shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to Citigroup, from Ernst & Young LLP, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified information is given in the Prospectus, as of a date not more than five days prior to Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters as provided in SAS No. 72. References to the Prospectus in this paragraph (g) include any supplement thereto at the Closing Date.

         (h) Citigroup shall have received on the Closing Date a letter, dated the Closing Date, from KPMG LLP in respect of the consolidated statements of income, changes in shareholders' equity and comprehensive income, and cash flows of Imperial Bancorp and its subsidiaries for the year ended December 31, 2000 addressed to the Underwriters in form and substance satisfactory to Citigroup.

         (i) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Rules and Regulations.

         (j) Citigroup shall have received from the Company such further information, certificates and documents as they may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to Citigroup and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by Citigroup. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         7. EXPENSES.

         (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing, (i) all costs, taxes and expenses incident to the issuance, sale and delivery of the Securities to the Underwriters, (ii) all fees and expenses of the Company's counsel and accountants, (iii) all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), the Prospectus and any amendments thereof or supplements thereto and the Indenture, and the rating of the Securities by one or more rating agencies,
(iv) all costs and expenses (including fees of Underwriters' counsel and their disbursements) incurred in connection with blue sky qualifications and the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, (v) the fee for listing the Securities on any exchange, (vi) the fees and expenses of the Trustee and (vii) all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 7, the Company will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

         (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by Citigroup, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. INDEMNIFICATION.

         (a) The Company shall indemnify and hold harmless each Underwriter, its directors, its officers and its employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act or Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus or in any amendment thereof or supplement thereto,
(ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company through Citigroup by or on behalf of any Underwriter specifically for inclusion therein and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 5(d) hereof. For purposes of the proviso in the preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, as originally filed or in any amendment thereof, or in any Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus or in any amendment thereof or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through Citigroup by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by Citigroup, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective directors, officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (a) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (b) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Prospectus.

         9. DEFAULT BY AN UNDERWRITER.

         If any one or more Underwriters shall fail to purchase and pay for all of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate principal amount of Securities set opposite the names of the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of the Securities, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriters or the Company. In the event the remaining Underwriters elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed to purchase as set forth in this Section 9, the Closing Date may be postponed for such period, not exceeding seven days, as Citigroup shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

         10. TERMINATION.

         This Agreement shall be subject to termination in the absolute discretion of Citigroup, by notice given to the Company at or prior to delivery of and payment for all the Securities, if, prior to such time (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), the effect of which, in any such case described in clauses (iii) or (iv), is to make it, in the sole judgment of Citigroup, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

         11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

         The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers) and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Securities.

         12. NOTICES.

         All communications hereunder will be in writing, and, if sent to Citigroup will be mailed, delivered, telecopied and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company will be mailed, delivered, telecopied and confirmed to it at Comerica Tower at One Detroit Center, 500 Woodward Avenue, Suite 3100, Detroit, Michigan 48226,
Attention: Elizabeth S. Acton, Chief Financial Officer; Telephone: (313) 222-9391; Telecopy: (313) 964-0638.

         13. SUCCESSORS.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 8 hereof, the officers, directors, employees and controlling persons referred to in Section 8 hereof, and except as provided in Section 8 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

         14. APPLICABLE LAW.

         This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                Very truly yours,


                               COMERICA INCORPORATED


                               By:                           /s/ Ronald D. Marks
                                    --------------------------------------------
                               Name:  Ronald D. Marks
                               Title:    Senior Vice President and Treasurer

         The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                               CITIGROUP GLOBAL MARKETS INC.


                               By:                          /s/ Jeffrey A. Drake
                                    --------------------------------------------
                               Name:  Jeffrey A. Drake
                               Title:    Vice President

                               As representative of the
                               several Underwriters named
                               in Schedule II annexed
                               hereto.

                                   SCHEDULE I

DATE OF UNDERWRITING AGREEMENT:  May 1, 2003

REGISTRATION STATEMENT NO.:  333-04297

CITIGROUP ADDRESS:

      Citigroup Global Markets Inc.
      Attn:  General Counsel
      388 Greenwich Street
      New York, New York 10013
      Fax:  (212) 816-7912

INDENTURE, TITLE, PURCHASE PRICE AND DESCRIPTION OF SECURITIES:

      Indenture:  Indenture dated as of May 1, 2003, with JPMorgan Chase Bank as trustee

      Title:  4.80% Subordinated Notes due 2015

      Principal amount:  $300,000,000

      Price to public: 99.541% plus accrued interest, if any, from May 6, 2003 Purchase price: 98.866% plus accrued interest, if any, from May 6, 2003 Interest rate: 4.80%

      Time of payment of interest:  May 1 and November 1

      Maturity:  May 1, 2015

CLOSING DATE, TIME AND LOCATION:

      Date:             May 6, 2003

      Time:             9:00 a.m., Chicago time

      Location:         Mayer, Brown, Rowe & Maw
                        190 South LaSalle Street
                        Chicago, Illinois 60603

                                   SCHEDULE II



                                                       PRINCIPAL AMOUNT
                                                       OF SECURITIES
    UNDERWRITERS                                       TO BE PURCHASED

    Citigroup Global Markets Inc.....................  $174,000,000
    Comerica Securities, Inc.........................  $42,000,000
    Credit Suisse First Boston LLC...................  $42,000,000
    J.P. Morgan Securities Inc.......................  $42,000,000


                                         TOTAL:        $300,000,000